Exhibit 10.5

FORM OF STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT

by and between

Trinzic, Inc.

and

KBR, Inc.

Dated as of [●], 20[●]

i

This STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 20[●] (the “Effective Date”), is made by and between Trinzic, Inc., a Delaware corporation (“SpinCo”), and KBR, Inc., a Delaware corporation (the “Company”), on behalf of itself and any of its subsidiaries that hold or acquire shares of Common Stock (as defined below).  Capitalized terms that are used but not otherwise defined in this preamble or the recitals shall have the respective meanings ascribed to such terms in Section 1.01.

RECITALS

WHEREAS, pursuant to the Separation and Distribution Agreement (the “Separation and Distribution Agreement”), dated as of [●], 20[●], by and between the Company and SpinCo, the Company intends, upon the terms and conditions set forth therein and in accordance with the Internal Reorganization, to separate the SpinCo Business such that, as of the Distribution, the SpinCo Business is held by SpinCo;

WHEREAS, upon the terms and subject to the conditions set forth in the Separation and Distribution Agreement, the Company intends to make a pro rata distribution of [●]% of the outstanding shares of Common Stock (the “Distribution”), and [●]% of the outstanding shares of Common Stock will be retained by the Company (the “Remaining Shares”), which shares will constitute Registrable Securities hereunder;

WHEREAS, following the Distribution, the Company may Transfer such Registrable Securities through (i) one or more Debt Exchanges, (ii) distributions to the Company’s stockholders as dividends or in exchange for outstanding shares of common stock, par value $0.001 per share, of the Company following the Distribution, or (iii) one or more public offerings or other sales or dispositions, which may include one or more transactions Registered under the Securities Act, in each case, on the terms and subject to the conditions of this Agreement and in accordance with the Tax Matters Agreement and the IRS Ruling;

WHEREAS, in furtherance of the foregoing, SpinCo desires to grant to the Company certain registration rights as set forth in, and on the terms and subject to the conditions of, this Agreement; and

WHEREAS, the Company desires to grant to SpinCo a proxy to vote the Remaining Shares in direct proportion to the votes cast by SpinCo’s other stockholders, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01.  Certain Definitions.  As used in this Agreement, the following terms have the following meanings:

“Adverse Disclosure” means public disclosure of material, non-public information that, in the Board’s good faith judgment, (i) after consultation with outside legal counsel to SpinCo, would be required to be made in any Registration Statement filed with the SEC by SpinCo so that such Registration Statement would not be materially misleading and would not be required to be made at such time but for the filing of such Registration Statement, and (ii) in SpinCo’s sole, good faith determination, would be materially detrimental to SpinCo.

“Affiliate” means, with respect to any Person, any other Person who, as of the relevant time for which the determination of affiliation is being made, directly or indirectly controls, is controlled by or is under common control with such Person; provided, however, that SpinCo and each Subsidiary of SpinCo shall be deemed not to be an Affiliate of the Company.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Ancillary Agreements” has the meaning set forth in the Separation and Distribution Agreement.

“Blackout Notice” has the meaning set forth in Section 4.03(c).

“Blackout Period” has the meaning set forth in Section 4.03(c).

“Board” means the Board of Directors of SpinCo.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banking institutions are authorized or obligated by law to be closed in New York, New York.

“Claim Notice” has the meaning set forth in Section 4.13(a).

“Claims” has the meaning set forth in Section 4.12(a).

“Common Stock” means the common stock, $0.001 par value per share, of SpinCo.

“Company” has the meaning set forth in the preamble.

“Company Group” has the meaning of “Parent Group” as set forth in the Separation and Distribution Agreement.

“Company Indemnitors” has the meaning set forth in Section 5.03.

“Company Information” has the meaning set forth in Section 4.12(b).

“Company Related Persons” means the Company’s Affiliates, and each of the foregoing’s respective current or former officers, directors, employees, equityholders and partners.

“Debt” means any historical indebtedness of the Company incurred prior to the public announcement of the Company’s plan to pursue the Distribution, including debt securities, notes, credit facilities, credit agreements and other debt instruments, including, in each case, any amounts due thereunder.

“Debt Exchange” means: (i) a public exchange pursuant to which the Company shall Transfer some or all of its Registrable Securities to one or more Participating Banks in exchange for the satisfaction of Debt held by any of the Company Group’s creditors, in a transaction or transactions Registered under the Securities Act, or (ii) a private exchange pursuant to which the Company shall Transfer some or all of its Registrable Securities to one or more Participating Banks in exchange for the satisfaction of Debt held by any of the Company Group’s creditors, in a transaction or transactions not required to be Registered under the Securities Act.

“Demand Period” has the meaning set forth in Section 4.02(b).

“Demand Registration” means a Registration effected pursuant to Section 4.02.

“Demand Registration Statement” has the meaning set forth in Section 4.02(a).

“Demand Request” has the meaning set forth in Section 4.02(a).

“Disadvantageous Disclosure” has the meaning set forth in Section 4.03(c).

“Distribution” has the meaning set forth in the recitals.

“Distribution Date” has the meaning set forth in the Separation and Distribution Agreement.

“EDGAR” has the meaning set forth in Section 4.09(a)(ii).

“Effective Date” has the meaning set forth in the preamble.

“Effective Period” means (i) in the case of a Demand Registration Statement, the Demand Period and (ii) in the case of a Shelf Registration Statement, the Shelf Period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“FINRA” has the meaning set forth in Section 4.09(a)(xvii).

“Governmental Entity” has the meaning set forth in the Separation and Distribution Agreement.

“Indemnifying Party” has the meaning set forth in Section 4.13(a).

“Internal Reorganization” has the meaning set forth in the Separation and Distribution Agreement.

“IRS Ruling” has the meaning set forth in the Separation and Distribution Agreement.

“Maximum Number” has the meaning set forth in Section 4.06.

“NYSE” means the New York Stock Exchange.

“Other Holder” has the meaning set forth in Section 4.06.

“Participating Banks” means such investment banks or lenders that engage in any Debt Exchange with the Company.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Notice” has the meaning set forth in Section 4.05.

“Piggy-Back Request” has the meaning set forth in Section 4.05.

“Piggy-Back Securities” has the meaning set forth in Section 4.05.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means shares of Common Stock owned by the Company (including any held in escrow), including any Common Stock acquired as a result of any reclassification, recapitalization, stock split or combination, exchange or readjustment of such Common Stock, any stock dividend or stock distribution in respect of such Common Stock, or any similar transaction in respect of such Common Stock, in each case whether now owned or hereafter acquired; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (a) a Registration Statement with respect to the Sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (b) such Registrable Securities have been Sold or distributed to a Person other than a Transferee pursuant to Rule 144 or Rule 145 of the Securities Act (or any successor rule) and new certificates or book entries for them not bearing a legend restricting transfer have been delivered by SpinCo, (c) such Registrable Securities have been otherwise Sold or disposed of to a Person other than a Transferee and new certificates or book entries for them not bearing a legend restricting transfer have been delivered by SpinCo and such securities may be publicly resold without volume limitations or other restrictions on transfer without Registration under the Securities Act or (d) such Registrable Securities cease to be outstanding.

“Registration” means a registration with the SEC of the applicable securities for offer and Sale under a Registration Statement.  The terms “Register” and “Registered” shall have correlative meanings.

“Registration Statement” means any registration statement of SpinCo that covers Registrable Securities pursuant to the provisions of this Agreement submitted or filed with, or to be submitted or filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Remaining Shares” has the meaning set forth in the recitals.

“Representatives” means, as to any Person, such Person’s directors, members, partners, managers, officers, employees, agents and other representatives, in each case to the extent acting in their capacity as such.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Sale” means the direct or indirect transfer, sale, assignment, exchange or other disposition of a security.  The terms “Sell”, “Selling” and “Sold” have correlative meanings.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Separation and Distribution Agreement” has the meaning set forth in the recitals.

“Shelf Period” has the meaning set forth in Section 4.01(b).

“Shelf Registration Statement” means a Registration Statement of SpinCo submitted or filed with the SEC on an appropriate form under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision) under the Securities Act covering Registrable Securities (which form shall be on Form S-3, if SpinCo is then eligible, and, if not then eligible, then on Form S-1 or such other form as may be appropriate).

“Shelf Take-Down” has the meaning set forth in Section 4.01(b).

“SpinCo” has the meaning set forth in the preamble.

“SpinCo Business” has the meaning set forth in the Separation and Distribution Agreement.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

“Takedown Prospectus Supplement” has the meaning set forth in Section 4.01(a).

“Takedown Request” has the meaning set forth in Section 4.01(a).

“Tax Matters Agreement” has the meaning set forth in the Separation and Distribution Agreement.

“Transfer” means, with respect to any Registrable Securities, a direct or indirect transfer, sale, short sale, exchange, grant of an option to purchase or other disposal of such Registrable Securities or entry into a swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Stock, whether such transaction is to be settled by delivery of Registrable Securities or other securities, in cash or otherwise; provided that, notwithstanding anything to the contrary herein, in no event shall this Agreement restrict Transfers of securities of the Company.  “Transferred” shall have a correlative meaning.

“Transferee” has the meaning set forth in Section 5.05.

“Underwritten Offering” has the meaning set forth in Section 4.04(a).

“Underwritten Offering Notice” has the meaning set forth in Section 4.04(a).

Section 1.02.  Interpretation.

(a)
Unless the context of this Agreement otherwise requires:

(i)
the heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof;

(ii)
(A) words of any gender include each other gender and neuter form; (B) words using the singular or plural number also include the plural or singular number, respectively; (C) derivative forms of defined terms will have correlative meanings; (D) the terms “hereof”, “herein”, “hereby”, “hereto”, “herewith”, “hereunder” and derivative or similar words refer to this entire Agreement; (E) the terms “Article”, “Section” and “Exhibit” refer to the specified Article, Section or Exhibit of this Agreement and references to “subparagraphs” or “clauses” shall be to separate subparagraphs or clauses of the Section or subsection in which the reference occurs; (F) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (G) the word “or” shall be disjunctive but not exclusive;

(iii)
any law defined or referred to in this Agreement or in any agreement or instrument that is referred to herein means such law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor laws and the related regulations thereunder and published interpretations thereof, and references to any contract or instrument are to that contract or instrument as from time to time amended, modified or supplemented;

(iv)
references to any federal, state, local, or foreign statute or law shall include all regulations promulgated thereunder; and

(v)
references to any Person include references to such Person’s successors and permitted assigns.

(b)
The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent.  The parties hereto acknowledge that each party hereto and its attorney has reviewed and participated in the drafting of this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement.

(c)
Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.  If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(d)
When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day.

(e)
The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

(f)
The terms “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

(g)
Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act.

ARTICLE II

Representations and Warranties

Except as expressly provided in Section 2.04, each of the parties to this Agreement hereby represents and warrants, severally and not jointly (and solely as to itself), to the other party to this Agreement that as of the date such party executes this Agreement:

Section 2.01.  Existence; Authority; Enforceability.  Such party has the necessary power and authority to enter into this Agreement and to perform its obligations hereunder.  Such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the performance of its obligations hereunder, have been authorized by all necessary corporate or analogous action on its part, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the performance of its obligations hereunder.  This Agreement has been duly executed by such party and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effect of any laws relating to bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or preferential transfers, or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 2.02.  Absence of Conflicts.  The execution and delivery by such party of this Agreement and the performance of its obligations hereunder does not and will not (a) conflict with, or result in the breach of, any provision of the organizational documents of such party, (b) result in any violation, breach, conflict, default or an event of default (or an event which with notice, lapse of time, or both, would constitute a default or an event of default), or give rise to any right of acceleration or termination or any additional material payment obligation, under the terms of any material contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected, or (c) violate any law applicable to such party, except, in the case of each of clauses (b) and (c) for any such violation, breach, conflict or default that would not impair in any material respect the ability of such party to perform its respective obligations hereunder.

Section 2.03.  Consents.  Other than as expressly required herein or any consents which have already been obtained, no material consent, waiver, approval, authorization, exemption, registration, license, permit or declaration is required to be made or obtained by such party in connection with the execution, delivery or performance of this Agreement by such party.

Section 2.04.  Stockholder Representations.  The Company hereby acknowledges that, as of the date hereof, the Common Stock held by the Company has not been Registered under the Securities Act or any other applicable law and that such Common Stock may not be Transferred except in compliance with this Agreement and pursuant to the Registration provisions of the Securities Act or an applicable exemption therefrom.

ARTICLE III

Voting Restrictions

Section 3.01.  Voting of Common Stock.

(a)
From the date of this Agreement and until the date that the Company Group ceases to own any Remaining Shares, the Company shall, and shall cause each other member of the Company Group to (in each case, to the extent that they then own any Remaining Shares), be present, in person or by proxy, at each and every SpinCo stockholder meeting, and otherwise to cause all Remaining Shares then owned by them to be counted as present for purposes of establishing a quorum at any such meeting, and to vote on or consent to any matter, or cause to be voted or consented on any such matter, all such Remaining Shares in direct proportion to the votes cast by the other holders of Common Stock on such matter.

(b)
From the date of this Agreement and until the date that the Company Group ceases to own any Remaining Shares, the Company hereby grants, and shall cause each other member of the Company Group (in each case, to the extent that they own any Remaining Shares) to grant, an irrevocable proxy, which shall be deemed coupled with an interest sufficient under applicable law to support an irrevocable proxy to SpinCo or its designees, to vote, with respect to any matter (including waivers of contractual or statutory rights), all Remaining Shares owned by them in direct proportion to the votes cast by the other holders of Common Stock on such matter; provided that (i) such proxy shall automatically be revoked as to a particular Remaining Share upon any Transfer of such Remaining Share to a Person other than a member of the Company Group and (ii) nothing in this Section 3.01(b) shall limit or prohibit any such Transfer.

(c)
The Company acknowledges and agrees (on behalf of itself and each member of the Company Group) that SpinCo will be irreparably damaged in the event any of the provisions of this Article III are not performed by the Company in accordance with their terms or are otherwise breached.  Accordingly, it is agreed that SpinCo shall be entitled to specific enforcement of the provisions of this Article III.

ARTICLE IV

Registration Rights

Section 4.01.  Shelf Registration.

(a)
Upon the request of the Company from time to time, SpinCo shall use reasonable best efforts to (as promptly as reasonably practicable and, in any event, within 30 days) submit or file a Shelf Registration Statement permitting the resale from time to time on a delayed or continuous basis pursuant to Rule 415 of the Securities Act by the Company of all of the Registrable Securities, which shall be filed as an automatically effective Registration Statement on Form S-3 if SpinCo is then eligible for such filing (or, if not then eligible, then submitted or filed on Form S-3 if otherwise available, or if neither such form is then available, then on Form S-1 or such other form as may be appropriate), and use reasonable best efforts to cause such Shelf Registration Statement to become effective (as promptly as reasonably practicable and, in any event, no later than the earlier of (i) 60 days after such submission or filing, (ii) the fifth Business Day after the date SpinCo is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review, unless otherwise agreed in writing between the Company and SpinCo, and thereafter keep it effective (including by renewing or refiling upon expiration) until the expiration of the Shelf Period (as defined below)).  Thereafter, SpinCo shall, as promptly as reasonably practicable following the written request of the Company for a resale of Registrable Securities (a “Takedown Request”), file a prospectus supplement or an amendment (a “Takedown Prospectus Supplement”) to such Shelf Registration Statement filed under Rule 424 promulgated under the Securities Act as may be necessary to enable resales of the Registrable Securities pursuant to the Company’s intended method of distribution thereof, and to the extent such Takedown Prospectus Supplement is not automatically effective upon filing, shall, subject to the terms of this Article IV, use its reasonable best efforts to cause such Takedown Prospectus Supplement to be declared effective under the Securities Act promptly after the filing thereof and, if required, to qualify under the “blue sky” laws of such jurisdictions as the Company or any underwriter reasonably requests.  Each Takedown Request shall specify the Registrable Securities to be Registered, their aggregate amount, and the intended method or methods of distribution thereof.  The Company agrees to provide SpinCo with such information in connection with any Shelf Registration Statement or Takedown Request as may be reasonably requested by SpinCo to ensure that any Shelf Registration Statement or Takedown Prospectus Supplement complies with the requirements of the Securities Act, including any financial statements or other information of the SpinCo Business relating to any date or any period ending on or prior to the Distribution Date to the extent required to be included or incorporated by reference in any Shelf Registration Statement or Takedown Prospectus Supplement.

(b)
SpinCo shall use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to Section 4.01(a) continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Company to effect an offering of all or a portion of its Registrable Securities (such offering, a “Shelf Take-Down”) until the earlier of (i) the date as of which the Company no longer has any Registrable Securities and (ii) such shorter period as the Company may agree in writing (such period of effectiveness, the “Shelf Period”).

Section 4.02.  Demand Registration.

(a)
If at any time the Shelf Registration Statement pursuant to Section 4.01 is not available for the resale of the Registrable Securities, including if for any reason SpinCo is ineligible to maintain or use a Shelf Registration Statement, SpinCo shall use reasonable best efforts to (as promptly as reasonably practicable and, in any event, within 45 days) following the written request of the Company for Registration under the Securities Act of all or part of the Company’s Registrable Securities (a “Demand Request”), submit or file a Registration Statement with the SEC (a “Demand Registration Statement”) with respect to resales of the Registrable Securities pursuant to the Company’s intended method of distribution thereof, and shall, subject to the terms of this Article IV, use its reasonable best efforts to cause such Demand Registration Statement to be declared effective under the Securities Act (promptly and, in any event, no later than the earlier of (i) 60 days after such filing and (ii) the fifth Business Day after the date SpinCo is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review), unless otherwise agreed in writing between the Company and SpinCo, and, if required, to qualify under the “blue sky” laws of such jurisdictions as the Company or any underwriter reasonably requests; provided that such Demand Registration Statement shall be submitted or filed on an appropriate form under the Securities Act for the type of offering contemplated by the Company.  Each Demand Request shall specify the Registrable Securities to be Registered, their aggregate amount, and the intended method or methods of distribution thereof.  The Company agrees to provide SpinCo with such information in connection with a Demand Request as may be reasonably requested by SpinCo to ensure that the Demand Registration Statement complies with the requirements of the Securities Act, including any financial statements or other information of the SpinCo Business relating to any date or any period ending on or prior to the Distribution Date to the extent required to be included or incorporated by reference in any Demand Registration Statement and not already in the possession of SpinCo.  Notwithstanding anything in this Agreement to the contrary, SpinCo shall only be obligated to use reasonable best efforts to file and cause up to five Demand Registration Statements to be declared effective, and no more than three Demand Registration Statements within any twelve-month period, under the Securities Act, and SpinCo shall not be obligated to file a Demand Registration Statement within 60 days after the effective date of a previous registration by SpinCo pursuant to this Agreement, other than a Shelf Registration Statement effected pursuant to Section 4.01.

(b)
SpinCo shall be deemed to have effected a Demand Registration for purposes of this Section 4.02, Section 4.03(a) and Section 4.04(a) if the Demand Registration Statement is declared effective by the SEC and remains effective until the earlier of (i) 90 days after the effective date and (ii) such time as all Registrable Securities covered by such Registration Statement have been Sold or withdrawn in accordance with this Section 4.02, or if such Registration Statement relates to an Underwritten Offering (as defined below), such longer period as, in the opinion of outside legal counsel for the underwriter or underwriters, a Prospectus is required by law to be delivered in connection with Sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”); provided that (i) if, during the Demand Period, such Registration or the successful completion of the relevant Sale is prevented by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, or a Blackout Period, or the need to update or supplement the Registration Statement, the Demand Period shall be extended on a day-for-day basis by the number of days such Registration or successful completion of such Sale is prevented and (ii) no Demand Registration shall be deemed to have been effective for purposes of Section 4.03(a) and Section 4.04(a) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with any Underwritten Offering pursuant to such Demand Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by the Company.

Section 4.03.  Registration Obligations.

(a)
Notwithstanding anything to the contrary set forth in Section 4.01 or Section 4.02, SpinCo shall not be obligated to prepare, file and cause to become effective (i) more than five Demand Registration Statements, and no more than three Demand Registration Statements within any twelve-month period, or (ii) any Demand Registration Statement in respect of Registrable Securities if the expected proceeds (or, in the case of a Debt Exchange, the anticipated fair value of the securities Transferred or indebtedness satisfied) from the Sale thereof is less than $25,000,000 (unless the Company is proposing to Sell all of its remaining Registrable Securities).

(b)
Any Takedown Request or Demand Request may be revoked by notice from the Company to SpinCo at any time prior to the effective date of the corresponding Takedown Prospectus Supplement or Demand Registration Statement; provided that the Company reimburses SpinCo for all reasonable and documented out-of-pocket expenses incurred by SpinCo in connection with such revoked Takedown Request or Demand Request.

(c)
Notwithstanding anything in this Agreement to the contrary, SpinCo shall be entitled to postpone and delay, for the shortest period reasonably practicable and, in any event, on no more than one occasion not to exceed 30 days in any twelve-month period (a “Blackout Period”), the filing or effectiveness of any Takedown Prospectus Supplement or Demand Registration Statement or the offer or Sale of any Registrable Securities thereunder if the Board shall determine in good faith that such filing or effectiveness or such offering or Sale of any Registrable Securities thereunder, as applicable, would (i) based on advice from a nationally recognized investment banker or financial advisor to SpinCo, materially impede, delay or otherwise interfere with any pending or contemplated material acquisition, disposition, corporate reorganization or other similar material transaction involving SpinCo, (ii) based on advice from a nationally recognized investment banker or financial advisor to SpinCo, materially and adversely impede, delay or otherwise materially and adversely interfere with any pending or contemplated debt financing by SpinCo, or (iii) require Adverse Disclosure (together with clause (i) and (ii), the “Disadvantageous Disclosure”).  Upon notice by SpinCo to the Company of any such determination (a “Blackout Notice”), the Company shall, except as required by applicable law, including any disclosure obligations under Section 13 of the Exchange Act, keep the fact of any such Blackout Notice strictly confidential, and during any Blackout Period, promptly halt any offer, Sale, trading or Transfer (other than a distribution to stockholders of the Company that does not require SpinCo to file a Registration Statement after the date of this Agreement or any offer, Sale, trading or Transfer that does not require registration under the Securities Act and is not prohibited by applicable law) by it of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated by written notice by SpinCo to the Company) and promptly halt any use, publication, dissemination or distribution of any Prospectus or prospectus supplement covering such Registrable Securities for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by SpinCo). Upon the receipt of any such Blackout Notice, the Company shall forthwith discontinue use of any Prospectus or prospectus supplement contained in any effective Registration Statement; provided that, if at the time of receipt of such Blackout Notice, the Company shall have Sold its Registrable Securities (or has signed a firm commitment underwriting agreement or other definitive agreement with respect to the sale of such Registrable Securities), the Company may complete such transaction irrespective of the receipt of such Blackout Notice, and SpinCo shall take such actions, if any, as may be reasonably necessary to permit the same. When any Disadvantageous Disclosure as to which a Blackout Notice has been previously delivered shall cease to be required, SpinCo shall as soon as reasonably practicable notify the Company and take such actions in respect of such Registration Statement as are otherwise required by this Agreement.

Section 4.04.  Underwritten Offering.

(a)
At any time after the Shelf Registration Statement required pursuant to Section 4.01 becomes effective, or as part of a Demand Request in accordance with Section 4.02, the Company may deliver a written notice to SpinCo (the “Underwritten Offering Notice”) specifying that the Sale of some or all of the Registrable Securities subject to such Shelf Registration Statement or Demand Registration Statement is intended to be conducted through an underwritten offering (the “Underwritten Offering”); provided, however, that the Company may not, without SpinCo’s prior written consent, (i) launch an Underwritten Offering the anticipated gross proceeds (or, in the case of a Debt Exchange, the anticipated fair value of the securities Transferred or indebtedness satisfied) of which are expected to be less than $25,000,000 (unless the Company is proposing to Sell all of its remaining Registrable Securities), (ii) launch more than five Underwritten Offerings, and no more than three Underwritten Offerings within any twelve-month period, or (iii) launch an Underwritten Offering within a Blackout Period.

(b)
In the event of an Underwritten Offering, the Company shall select the managing underwriter(s) to administer the Underwritten Offering; provided that the choice of such managing underwriter(s) shall be subject to the consent of SpinCo, which consent is not to be unreasonably withheld, delayed or conditioned.  SpinCo and the Company will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering.

(c)
If, pursuant to Section 4.03(c), SpinCo defers any Registration of Registrable Securities in response to an Underwritten Offering Notice, the Company shall be entitled to withdraw such Underwritten Offering Notice and if it does so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 4.04(a).

Section 4.05.  Piggy-Back Registration.  If SpinCo at any time proposes or is required to Register any Common Stock under the Securities Act on its behalf or on behalf of any of its stockholders, on a form and in a manner that would permit Registration of the Registrable Securities (other than in connection with (i) dividend reinvestment plans, (ii) rights offerings, (iii) a Registration Statement on Form S-4 or Form S-8 or any similar successor form or (iv) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of SpinCo or any of its Subsidiaries that are convertible or exchangeable for Common Stock and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provisions) of the Securities Act may resell such notes and Sell shares of Common Stock into which such notes may be converted or exchanged; provided, that SpinCo may not effect any offering or Shelf Take-Down with respect to shares of Common Stock on such initial Shelf Registration Statement unless SpinCo provides the Company with a Piggy-Back Notice (as defined below) with respect to (A) such offering or Shelf Take-Down or (B) a concurrent Registration Statement) then SpinCo shall give the Company prompt written notice (a “Piggy-Back Notice”) of its intent to do so not less than 15 Business Days prior to the contemplated filing date for such Registration Statement.  Upon the written request of the Company (a “Piggy-Back Request”), given within five Business Days following the time that the Company was given any such written notice (which Piggy-Back Request shall specify the number of Registrable Securities requested to be Registered on behalf of the Company) (the “Piggy-Back Securities”), SpinCo shall include in such Registration Statement, subject to the provisions of this Section 4.05 and, in the case of a Registration on behalf of any of SpinCo’s stockholders, subject to the rights of such stockholders, the number of Registrable Securities set forth in such Piggy-Back Request.

Section 4.06.  Cutbacks.  In the event that (x) SpinCo proposes or is required (other than pursuant to a Takedown Request or Demand Request) to Register Common Stock in connection with an Underwritten Offering, (y) the Company has made a Piggy-Back Request in accordance with Section 4.05 with respect to such offering and (z) a nationally recognized investment banking firm selected by SpinCo to act as managing underwriter thereof reasonably and in good faith shall have advised SpinCo, the Company or any other holder of Common Stock intending to offer Common Stock in the offering, as applicable (each, an “Other Holder”), in writing that, in its opinion, the inclusion in the Registration Statement of some or all the shares of Common Stock sought to be Registered by SpinCo, the Company or the Other Holder(s) would adversely affect the price or success of the offering, SpinCo shall include in such Registration Statement such number of shares of Common Stock as SpinCo is reasonably advised can be Sold in such offering without such an effect (the “Maximum Number”) as follows and in the following order of priority:

(a)
if such Registration is by SpinCo for its own account, (i) first, such number of Piggy-Back Securities as the Company proposes to be included pursuant to a Piggy-Back Request, (ii) second, to the extent the number of shares of Common Stock to be included in the Registration pursuant to clause (i) is less than the Maximum Number, such number of shares of Common Stock as SpinCo proposes to register for its own account, and (iii) third, to the extent the number of shares of Common Stock to be included in the Registration pursuant to the foregoing clauses (i) and (ii) is less than the Maximum Number, such number of shares of Common Stock as all Other Holders request to be included for their own account (with such number of shares allocated pro rata among the Other Holders in proportion to their respective beneficial ownership of such shares); or

(b)
if such Registration is pursuant to the Demand Registration rights of one or more Other Holders, (i) first, such number of shares of Common Stock as the Company proposes to be included, (ii) second, to the extent the number of shares of Common Stock to be included in the Registration pursuant to clause (i) is less than the Maximum Number, such number of Shares of Common Stock as such Other Holder(s) propose to be included (with such number of shares allocated pro rata among the Other Holder(s) in proportion to their respective beneficial ownership of such shares) and (iii) third, to the extent the number of shares of Common Stock to be included in the Registration pursuant to foregoing clauses (i) and (ii) is less than the Maximum Number, such number of shares of Common Stock as SpinCo requests to be included.

Section 4.07.  Rule 144; Removal of Restrictive Legends.

(a)
With a view to making available the benefits of Rule 144 to the Company, SpinCo agrees that, for so long as the Company owns Registrable Securities, SpinCo will use its reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement; and (ii) furnish to the Company upon written request a written statement by SpinCo as to its compliance with the reporting requirements of the Exchange Act.

(b)
For so long as the Company owns Registrable Securities, SpinCo will use reasonable best efforts to take such further necessary action as any holder of Registrable Securities may reasonably request in connection with the removal of any restrictive legend on the Registrable Securities being Sold, all to the extent required from time to time to enable the Company to Sell the Registrable Securities (i) pursuant to a Registration Statement or (ii) without Registration under the Securities Act pursuant to Rule 144.

Section 4.08.  Holdback Agreements.

(a)
To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, SpinCo agrees not to, and shall use reasonable best efforts to obtain agreements (in the underwriters’ customary form) from its directors and its officers (as such term is defined under Section 16 of the Exchange Act) not to, directly or indirectly offer, Transfer or pledge, or contract to Transfer or pledge, any equity securities of SpinCo during the 90 days beginning on the pricing date of such Underwritten Offering (except as part of such Underwritten Offering or any Transfer pursuant to Registrations on Form S-8 or Form S-4) unless the Company and the managing underwriter or underwriters otherwise agree to a shorter period.  Each Person subject to the restrictions of the preceding sentence shall receive the benefit of any shorter “lock-up” period or permitted exceptions agreed to by the Company and the managing underwriter or underwriters for any Underwritten Offering and the terms of such lock-up agreements shall govern such Person in lieu of the preceding sentence. For the avoidance of doubt, the agreements described in the first sentence of this Section 4.08(a) shall not apply to restrict the Company or any Common Stock held by the Company.

(b)
To the extent requested in writing by the underwriter(s) or exchanging bank(s) in connection with a Debt Exchange by the Company with respect to any of its Remaining Shares, SpinCo agrees not to, and shall use reasonable best efforts to obtain agreements (in the underwriters’ or banks’ customary form) from its directors and executive officers not to, directly or indirectly offer, Transfer or pledge, or contract to Transfer or pledge, any equity securities of SpinCo, during the 90 days beginning on the pricing date for such Debt Exchange unless the underwriters or banks otherwise agree to a shorter period.  Each Person subject to the restrictions of the preceding sentence shall receive the benefit of any shorter “lock-up” period or permitted exceptions agreed to by the underwriters or banks for the Debt Exchange and the terms of such lock-up agreements shall govern such Person in lieu of the preceding sentence.  For the avoidance of doubt, the agreements described in the first sentence of this Section 4.08(b) shall not apply to restrict the Company or any Common Stock held by the Company.

Section 4.09.  Registration Procedures.

(a)
In connection with each Registration Statement prepared pursuant to this Article IV pursuant to which Registrable Securities will be offered and Sold, and in accordance with the intended method or methods of distribution of the Registrable Securities as described in such Registration Statement, SpinCo shall:

(i)
use its reasonable best efforts to, as promptly as reasonably practicable (and within the time requirements set out in this Article IV), prepare and submit or file with the SEC a Registration Statement on an appropriate Registration form of the SEC and thereafter use reasonable best efforts to cause such Registration Statement to become effective under the Securities Act promptly after the filing thereof, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by such form to be submitted or filed therewith; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, SpinCo shall furnish to one or more legal counsel selected by the Company draft copies of all such documents proposed to be submitted or filed at least ten Business Days prior to such filing, which documents will be subject to the reasonable review and comment of the Company and its agents and Representatives and the underwriters, if any, and SpinCo shall not file any amendment or supplement to a Takedown Prospectus Supplement or Demand Registration Statement to which the Company or the underwriters, if any, shall reasonably object;

(ii)
as promptly as reasonably practicable thereafter, furnish without charge to the Company and the underwriters, if any, at least one conformed copy of the Registration Statement and each post-effective amendment or supplement thereto (including all schedules and exhibits but excluding all documents incorporated or deemed incorporated therein by reference, unless requested in writing by the Company or an underwriter, except to the extent such exhibits and schedules are currently available via the SEC’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”)) and such number of copies of the Registration Statement and each amendment or supplement thereto (excluding exhibits and schedules) and the summary, preliminary, final, amended or supplemented Prospectuses included in such Registration Statement as the Company or the underwriters, if any, may reasonably request in order to facilitate the public Sale or other disposition of the Registrable Securities being Sold by the Company (SpinCo hereby consents to the use in accordance with the U.S. securities laws of such Registration Statement (or post-effective amendment thereto) and each such Prospectus (or preliminary Prospectus or supplement thereto) by the Company and the underwriters, if any, in connection with the offering and Sale of the Registrable Securities covered by such Registration Statement or Prospectus);

(iii)
use its reasonable best efforts to keep such Registration Statement effective for the Effective Period, prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to maintain the effectiveness of the Registration for the Effective Period and cause the Prospectus (and any amendments or supplements thereto) to be filed with the SEC;

(iv)
use its reasonable best efforts to, as promptly as reasonably practicable, Register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as are reasonably necessary, keep such Registrations or qualifications in effect for so long as the Registration Statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Company or any underwriter to consummate the disposition of the Registrable Securities in such jurisdictions; provided, however, that in no event shall SpinCo be required to (A) qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this subparagraph (iv), be required to be so qualified, (B) execute or file any general consent to service of process under the laws of any jurisdiction, (C) take any action that would subject it to service of process in suits other than those arising out of the offer and Sale of the securities covered by the Registration Statement, or (D) subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this subparagraph (iv);

(v)
use its reasonable best efforts to, as promptly as reasonably practicable, cause all Registrable Securities covered by such Registration Statement to be listed (after notice of issuance) on the NYSE or on the principal securities exchange or interdealer quotation system on which the Common Stock is then listed or quoted;

(vi)
use its reasonable best efforts to promptly notify the Company and the managing underwriter or underwriters, if any, after becoming aware thereof, (A) when the Registration Statement or any related Prospectus or any amendment or supplement thereto has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any U.S. state securities authority for amendments or supplements to the Registration Statement or the related Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by SpinCo of any notification with respect to the suspension of the qualification of the Registrable Securities for Sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) within the Effective Period of the happening of any event or the existence of any fact which makes any statement in the Registration Statement or any post-effective amendment thereto, Prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or post-effective amendment thereto or any Prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)
during the Effective Period, use its reasonable best efforts to obtain, as promptly as practicable, the withdrawal of any order enjoining or suspending the use or effectiveness of the Registration Statement or any post-effective amendment thereto or the lifting of any suspension of the qualification of any of the Registrable Securities for Sale in any jurisdiction at the earliest date reasonably practicable;

(viii)
use its reasonable best efforts to deliver promptly to the Company and the managing underwriters, if any, copies of all correspondence between the SEC and SpinCo, its legal counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the Registration Statement (except to the extent such correspondence is currently available via EDGAR);

(ix)
use its reasonable best efforts to permit the Company, the underwriter(s) and its and their respective Representatives to do such reasonable investigation with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary for the purpose of conducting due diligence with respect to SpinCo;

(x)
use its reasonable best efforts to, as promptly as reasonably practicable, provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

(xi)
use its reasonable best efforts to cooperate with the Company and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates or book-entry shares representing the Registrable Securities to be Sold under the Registration Statement in a form eligible for deposit with The Depository Trust Company not bearing any restrictive legends (other than as required by The Depository Trust Company) and not subject to any stop transfer order with any transfer agent, and cause such Registrable Securities to be issued in such denominations and Registered in such names as the managing underwriters, if any, may request in writing or, if not an Underwritten Offering, in accordance with the instructions of the Company, in each case at least one Business Day prior to any Sale of Registrable Securities;

(xii)
in the case of an Underwritten Offering, use its reasonable best efforts to, as promptly as reasonably practicable, enter into an underwriting agreement customary in form and substance for underwritten offerings of the nature contemplated by the applicable Registration Statement;

(xiii)
use its reasonable best efforts to, as promptly as reasonably practicable, obtain an opinion and negative assurance letter from SpinCo’s outside legal counsel and a “comfort” letter (and bring-down “comfort” letter) from SpinCo’s independent public accountants (and, if necessary, any other independent certified public accountants of any Subsidiary of SpinCo, any accounting predecessor or successor to SpinCo (including, for the avoidance of doubt, the SpinCo Business) or any business acquired by SpinCo for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters as are customarily covered by such opinions, negative assurance letters, “comfort” letters and bring-down “comfort” letters in connection with an offering of the nature contemplated by the applicable Registration Statement;

(xiv)
use its reasonable best efforts to, as promptly as reasonably practicable, provide to legal counsel to the Company and to the managing underwriters, if any, and no later than the time of filing of any document which is to be incorporated by reference into the Registration Statement or Prospectus (after the initial filing of such Registration Statement), copies of any such document;

(xv)
cause its officers to fully cooperate with the marketing of the Registrable Securities covered by the Registration Statement, including, at the recommendation or request of the underwriters, making themselves available to participate in presentations (including “road-shows”), “one-on-one,” “test-the-waters” and other customary marketing activities in such locations (domestic and foreign) as recommended by the underwriter(s);

(xvi)
take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xvii)
otherwise use its reasonable best efforts to comply with, and cause its officers to comply with, all applicable rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (including by collecting and delivering any FINRA questionnaires requested by counsel to the Company), the SEC and NYSE (or any other applicable national securities exchange);

(xviii)
use its reasonable best efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about SpinCo; and

(xix)
use its reasonable best efforts to take all other reasonable steps, at the written request of the Company, as may be necessary to effect the Registration, offering and Sale of the Registrable Securities as required hereby.

(b)
In the event that SpinCo would be required, pursuant to Section 4.09(a)(vi)(E), to notify the Company or the managing underwriter or underwriters, if any, of the happening of any event specified therein, SpinCo shall, subject to Section 4.03(c), as promptly as practicable, prepare and furnish to the Company and to each such underwriter a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities that have been Registered pursuant to this Agreement, such Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees that, upon receipt of any notice from SpinCo pursuant to Section 4.09(a)(vi)(E), it shall, and shall use its reasonable best efforts to, cause any Sales or placement agent or agents for the Registrable Securities and the underwriters, if any, to forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement to which such Prospectus relates until such Person shall have received copies of such amended or supplemented Prospectus and, if so directed by SpinCo, to destroy all copies, other than permanent file copies, then in its possession of the Prospectus (prior to such amendment or supplement) covering such Registrable Securities as soon as practicable after the Company’s receipt of such notice.

(c)
The Company shall furnish to SpinCo in writing such information regarding the Company and its intended method of distribution of the Registrable Securities as SpinCo may from time to time reasonably request in writing in order for SpinCo to comply with its obligations under all applicable securities and other laws and to ensure that the Prospectus relating to such Registrable Securities conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder, including any financial statements or other information of the SpinCo Business relating to any date or any period ending on or prior to the Distribution Date to the extent required to be included or incorporated by reference in any Prospectus and not already in the possession of SpinCo.  The Company shall promptly notify SpinCo of any inaccuracy or change in information previously furnished by the Company to SpinCo or of the occurrence of any event, in either case as a result of which any Prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to SpinCo any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)
In the case of any Underwritten Offering of shares of Common Stock Registered under a Takedown Prospectus Supplement or a Demand Registration Statement, or in the case of a Registration under Section 4.05 if SpinCo has entered into an underwriting agreement in connection therewith, all shares of Common Stock to be included in such offering or Registration, as the case may be, shall be subject to the applicable underwriting agreement and no Person may participate in such offering or Registration unless such Person agrees to Sell such Person’s securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to SpinCo or the underwriter as may be reasonably requested to offer or Register such Person’s Common Stock.

Section 4.10.  No Inconsistent Agreements.  Without the prior written consent of the Company, for so long as the Company continues to hold any Registrable Securities, neither SpinCo nor any of its Subsidiaries shall enter into any agreement granting Registration or similar rights to any Person that are prior in right, pari passu or inconsistent with the rights under this Agreement.  SpinCo represents and warrants that it is not currently a party to any agreement providing any other person with the right to require SpinCo to register any securities of SpinCo for sale or to include such securities of SpinCo in any Registration Statement filed by SpinCo for the sale of securities for its own account or for the account of any other person, other than any such rights that are not prior in right, pari passu or inconsistent with the rights provided to the Company under this Agreement and that would not otherwise conflict with the rights provided to the Company under this Agreement.

Section 4.11.  Registration Expenses.  In connection with any Registration and Sale of any Registrable Securities by the Company, (i) SpinCo shall bear all reasonably incurred, documented and out-of-pocket Registration and filing fees, printing costs and fees and expenses of its legal counsel and accountants and, to the extent not borne by the underwriters in accordance with the terms of the applicable underwriting agreement, any underwriters (excluding, for the avoidance of doubt, any underwriting, placement agent or similar discounts, fees or commissions payable to investment banking or broker-dealer firms in respect of the Sale of Registrable Securities by the Company), except as otherwise provided in Section 4.03 where a request is revoked at the request of the Company and (ii) the Company shall bear all reasonably incurred, documented and out-of-pocket fees and expenses of its legal counsel.

Section 4.12.  Indemnification; Contribution.

(a)
To the fullest extent permitted by applicable law, SpinCo shall, and it hereby agrees to, indemnify and hold harmless the Company, each underwriter and its controlling persons, directors, officers, advisors, agents and employees of each of the foregoing in any offering or Sale of the Registrable Securities, including pursuant to Section 4.01, Section 4.02 or Section 4.05, against any losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including actual and documented out-of-pocket fees of legal counsel reasonably incurred) (collectively, “Claims”) to which each such indemnified Person may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of SpinCo as provided herein), or actions or proceedings in respect thereof, arise out of, relate to, are in connection with, or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any preliminary or final Prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of, relate to, are in connection with, or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and SpinCo shall, and it hereby agrees to, reimburse periodically each such indemnified Person for any actual and documented out-of-pocket legal or other actual and documented out-of-pocket expenses reasonably incurred by it in connection with investigating or defending any such Claims; provided, however, that SpinCo shall not be liable to any such Person in any such case to the extent that any such Claims arise out of, relate to, are in connection with, or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or preliminary or final Prospectus, or amendment or supplement thereto, in reliance upon written information furnished to SpinCo (x) by the Company or any Representative of the Company expressly for use therein, it being understood and agreed that the only such information furnished by the Company or any Representative of the Company consists of the information described as such in Section 4.12(b) or (y) by or on behalf of any underwriter expressly for use therein.

(b)
To the fullest extent permitted by applicable law, the Company shall, and hereby agrees to, (i) indemnify and hold harmless SpinCo, its directors, officers, advisors, agents, employees and each underwriter, its partners, officers, directors, employees and controlling Persons, if any, in any offering or Sale of Registrable Securities by it against any Claims to which each such indemnified Person may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of, relate to, are in connection with, or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any preliminary or final Prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that SpinCo has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or arise out of, relate to, are in connection with, or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information regarding the Company furnished to SpinCo by the Company or any Representative of the Company expressly for use therein, it being understood and agreed that the only such information furnished by the Company or any Representative of the Company consists of the number of shares of Common Stock owned by the Company Group, the number of Registrable Securities proposed to be Sold by the Company Group, the name and address of the Company, the method of distribution (including the description of any Debt Exchange) proposed by the Company, and any financial statements or other information (or omissions thereof) about the SpinCo Business to the extent relating to any date or period ended on or before the Effective Date, in each case, to the extent provided by the Company or any Representative of the Company (collectively, the “Company Information”) and (ii) reimburse SpinCo for any actual and documented out-of-pocket legal or other out-of-pocket expenses reasonably incurred by SpinCo in connection with investigating or defending any such Claim; provided, however, that in no event shall any indemnity or reimbursement by the Company under this Section 4.12(b) exceed an amount equal to the net proceeds received by the Company (or, in the case of a Debt Exchange, the anticipated fair value of the securities Transferred or indebtedness satisfied) in respect of the Sale of Registrable Securities giving rise to such indemnification or reimbursement obligation.

(c)
The Company and SpinCo agree that if, for any reason, the indemnification provisions contemplated by Section 4.12(a) or Section 4.12(b) are unavailable to or are insufficient to hold harmless an indemnified Person in respect of any Claims referred to therein, then each Indemnifying Party (as defined below) shall contribute to the amount paid or payable by such indemnified Person as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the indemnified Person, on the other hand, with respect to the applicable offering of securities.  The relative fault of such Indemnifying Party and indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  If, however, the allocation in the first sentence of this Section 4.12(c) is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such indemnified Person in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the Indemnifying Party and the indemnified Person, as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.12(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 4.12(c).  Notwithstanding anything in this Section 4.12(c) to the contrary, the Company shall not be required pursuant to this Section 4.12(c) to contribute any amount in excess of an amount equal to the net proceeds received by the Company (or, in the case of a Debt Exchange, the anticipated fair value of the securities Transferred or indebtedness satisfied) in respect of the Sale of Registrable Securities giving rise to such indemnification or reimbursement obligation. The amount paid or payable by an indemnified Person as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 4.13) any actual and documented out-of-pocket legal or other out-of-pocket fees or expenses reasonably incurred by such indemnified Person in connection with investigating or defending any such action, proceeding or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 4.13.  Indemnification Procedures.

(a)
If an indemnified Person shall desire to assert any claim for indemnification provided for under Section 4.12 in respect of, arising out of or involving a Claim against such indemnified Person, such indemnified Person shall notify SpinCo or the Company, as the case may be (the “Indemnifying Party”), in writing of such Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto  (a “Claim Notice”) promptly after receipt by such indemnified Person of written notice of the Claim; provided, however, that the failure to provide a Claim Notice shall not release the Indemnifying Party from any of its obligations hereunder except to the extent the Indemnifying Party shall have been materially prejudiced as a result of such failure.  The indemnified Person shall deliver to the Indemnifying Party, promptly after the indemnified Person’s receipt thereof, copies of all notices and documents (including court papers) received by the indemnified Person relating to the Claim; provided, however, the failure to provide any such copies shall not affect the indemnification obligations provided hereunder except to the extent the Indemnifying Party shall have been materially prejudiced as a result of such failure.

(b)
If a Claim is made against an indemnified Person, the Indemnifying Party will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with separate counsel selected by the Indemnifying Party and reasonably satisfactory to the indemnified Person.  Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party will not be liable to the indemnified Person for legal expenses subsequently incurred by the indemnified Person in connection with the defense thereof, unless the Claim involves potential conflicts of interest or substantially different defenses for the indemnified Person and the Indemnifying Party.  If the Indemnifying Party assumes such defense, the indemnified Person shall have the right to participate in the defense thereof and to employ legal counsel, at its own expense (except as provided in the immediately preceding sentence), separate from the legal counsel employed by the Indemnifying Party.  The Indemnifying Party shall be liable for the actual and documented out-of-pocket fees and expenses of legal counsel reasonably incurred by the indemnified Person for any period during which the Indemnifying Party has not assumed the defense thereof and as otherwise contemplated by the two immediately preceding sentences.  If the Indemnifying Party chooses to defend any Claim, the other party shall cooperate in the defense or prosecution thereof.  Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Claim, and use of reasonable efforts to make employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the indemnified Person shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).  The Indemnifying Party may pay, settle or compromise a Claim without the written consent of the indemnified Person, only if such settlement (i) includes an unconditional release of the indemnified Person from all liability in respect of such Claim, (ii) does not subject the indemnified Person to any injunctive relief or other equitable remedy, and (iii) does not include a statement or admission of fault, culpability or failure to act by or on behalf of any indemnified Person.

(c)
The indemnification provided for under this Article IV will remain in full force and effect regardless of any investigation made by or on behalf of an indemnified Person or any officer, director, employee, equityholder or controlling Person of such indemnified Person and will survive the Registration and Sale of any Registrable Securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

ARTICLE V

Miscellaneous

Section 5.01.  Term.  This Agreement will be effective as of the date hereof.  This Agreement (other than Section 4.11, Section 4.12, Section 4.13 and this Article V, which shall survive the expiration or termination of this Agreement indefinitely) shall terminate automatically upon the earlier of (i) the third anniversary of the Distribution Date and (ii) such time as no Registrable Securities are held by the Company or any Transferee.

Section 5.02.  Stockholder Indemnification; Limitation of Liability.  SpinCo shall defend, indemnify and hold harmless each Company Related Person from and against any Claims to which such Company Related Person may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of SpinCo as provided herein), or actions or proceedings in respect thereof, arise out of, relate to, are in connection with, or are based upon, and no Company Related Person shall be personally liable to SpinCo or any other Company Related Person for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with, (a) any Company Related Person’s beneficial ownership of Common Stock or other equity securities of SpinCo or control or ability to influence SpinCo or any of its Subsidiaries (other than to the extent such Claims or actions or proceedings (i) arise out of any breach of this Agreement or other contractual obligation by a Company Related Person or the breach of any fiduciary or other similar duty or obligation of such Company Related Person or (ii) are directly caused by such Person’s willful misconduct), or (b) the business, operations, properties, assets or other rights or liabilities of SpinCo or any of its Subsidiaries, in the case of clauses (a) and (b), except to the extent relating to any Company Information.  If a Company Related Person shall desire to assert any claim for indemnification provided for under this Section 5.02 in respect of, arising out of or involving a Claim against such Company Related Person, the indemnification procedures contained in Section 4.13 shall govern, mutatis mutandis.

Section 5.03.  Indemnification Priority.  SpinCo hereby acknowledges that the Company Related Persons may have certain rights to indemnification, advancement of expenses or insurance provided by the Company or one or more Company Related Persons (collectively, the “Company Indemnitors”).  SpinCo hereby (a) agrees that SpinCo and any Subsidiary of SpinCo that provides an indemnity shall be the indemnitor of first resort (i.e., its or their obligations to a Company Related Person shall be primary and any obligation of any Company Indemnitor to advance expenses or to provide indemnification for the same expenses or liabilities incurred by a Company Related Person shall be secondary), (b) agrees that it shall be required to advance the full amount of expenses incurred by a Company Related Person and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement or any other agreement between SpinCo and a Company Related Person, without regard to any rights a Company Related Person may have against any Company Indemnitor or their insurers, and (c) irrevocably waives, relinquishes and releases the Company Indemnitors from any and all claims against the Company Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof.  SpinCo further agrees that no advancement or payment by the Company Indemnitors on behalf of a Company Related Person with respect to any claim for which such Company Related Person has sought indemnification from SpinCo shall affect the foregoing and the Company Indemnitors shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Company Related Person against SpinCo.

Section 5.04.  Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of SpinCo and the Company.  No failure or delay by SpinCo or the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

Section 5.05.  Successors, Assigns and Transferees.  The rights and obligations hereunder shall not be assignable by any party hereto without the prior written consent of the other party hereto; provided that, subject to the execution of a joinder agreement substantially in the form of Exhibit A, the Company may assign its rights and obligations hereunder to any of the following transferees: (i) a member of the Company Group to which Registrable Securities are Transferred or (ii) one or more Participating Banks to which Registrable Securities are Sold, in each case without the prior written consent of SpinCo (any such transferee in such Transfer, a “Transferee”); provided that the Company shall provide prior written notice to SpinCo of such Transfer and provided, further, that no such assignment shall release such assigning party from any liability or obligation under this Agreement.  Any attempted assignment of rights or obligations in violation of this Section 5.05 shall be null and void ab initio.  For the avoidance of doubt, (i) any such Transferee shall be subject to the restrictions in this Section 5.05 and (ii) no Transferee or subsequent Transferee, other than any such entity that is the Company or a Subsidiary of the Company, shall be required to adhere or be bound by the obligations and restrictions in Article III.  In the event that the Company for purposes of this Agreement consists of more than one affiliated entity, SpinCo shall not be liable for any losses, costs or expenses arising directly or indirectly from SpinCo’s good faith reliance upon and compliance with instructions from any entity constituting the Company, including in the event that such instructions conflict with or are inconsistent with any separate written instructions.

Section 5.06.  Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein, unless the severance of such provision could be in opposition to the parties’ intent with respect to such provision or the economic or legal substance of the transactions contemplated hereby would be affected in any manner materially adverse to any party hereto, in which case the parties will negotiate revisions to this Agreement to preserve as nearly as possible or nearly as practicable the economic or legal substance of such invalid, illegal or unenforceable provision.

Section 5.07.  Counterparts; Electronic Signatures.  This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.  Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.  The parties hereto hereby agree that this Agreement may be executed by way of electronic signatures and that the electronic signature has the same binding effect as a physical signature.  For the avoidance of doubt, the parties hereto further agree that this Agreement, or any part thereof, shall not be denied legal effect, validity or enforceability solely on the ground that it is in the form of an electronic record.

Section 5.08.  Entire Agreement.  This Agreement (including the documents and the instruments referred to in this Agreement) and the Separation and Distribution Agreement and the Ancillary Agreements constitute the entire agreement among the parties hereto and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of the transactions contemplated hereby and thereby.

Section 5.09.  Governing Law.  This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 5.10.  Consent to Jurisdiction.  Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery (or, solely if the Delaware Court of Chancery declines jurisdiction, the Complex Commercial Litigation Division of the Delaware Superior Court, New Castle County, or, solely if such court declines jurisdiction, the United States District Court for the District of Delaware) for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such above-named courts, and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise.  Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above.  Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction.  Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.14 is reasonably calculated to give actual notice.

Section 5.11.  WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY STOCKHOLDER IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 5.11 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH IT IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.  ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 5.12.  Specific Performance.  The parties hereto agree that irreparable damage may occur if any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to seek an injunction or injunctions or other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court set forth in Section 5.10, in addition to any other remedy to which they are entitled at law or in equity.

Section 5.13.  Third-Party Beneficiaries.  Except for any Person expressly entitled to indemnification rights under this Agreement, nothing in this Agreement shall confer any rights upon any Person other than (a) the parties hereto and (b) each such party’s respective heirs, successors and permitted assigns, all of whom shall be third-party beneficiaries of this Agreement.

Section 5.14.  Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (so long as the sender of such email does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such email), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to SpinCo, to:

Trinzic, Inc.
[●]

with a copy (which shall not constitute notice) to:

[●]
Attention:
[●]
Email:
[●]

If to the Company, to:

KBR, Inc.
601 Jefferson Street, Suite 3400
Houston, Texas 77002
Attention:
[●]
Email:
[●]

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP
2100 Pennsylvania Avenue, NW
Washington, DC 20037
Attention:
Stephanie C. Evans, Esq.
Email:
stephanie.evans@wilmerhale.com

and

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attention:
Andrew R. Bonnes, Esq.
Email:
andrew.bonnes@wilmerhale.com

and

Wilmer Cutler Pickering Hale and Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, New York 10007
Attention:
Glenn R. Pollner, Esq.
Email:
glenn.pollner@wilmerhale.com

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

TRINZIC, INC.

By:
Name:
Title:

KBR, INC.

By:
Name:
Title: